UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2020 (December 2, 2020)

LUMINAR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38791	83-1804317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2603 Discovery Drive, Suite 100

Orlando, Florida 32826

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (407) 900-5259

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	LAZR	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	LAZRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On December 8, 2020, Luminar Technologies, Inc., a Delaware corporation (f/k/a Gores Metropoulos, Inc.) (the “Company”), filed a Current Report on Form 8-K (the “Original Report”) to report the Closing and related matters under Items 1.01, 2.01, 3.02, 3.03, 4.01, 5.01, 5.02, 5.06 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Amendment No. 1 to Form 8-K is being filed to amend the Original Report to include additional matters related to the transactions under Items 5.03 and 5.05 of Form 8-K.

Capitalized terms used herein but not defined herein have the meanings given to such terms in the Original Report.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Second Amended and Restated Certificate of Incorporation

On the Closing Date, in connection with the Closing, the Company filed the Second Amended and Restated Certificate of Incorporation (the “Amended and Restated Charter”) with the Secretary of State of the State of Delaware. The material terms of the Amended and Restated Charter and the general effect upon the rights of holders of the Company’s capital stock are described in the sections of the Proxy Statement titled “Proposal No. 3 - The Amendment Proposal,” “Proposal No. 4 - The Governance Proposal,” “Description of Securities - Anti-Takeover Provisions,” “Description of Securities - Delaware Law” and “Description of Securities - Second Amended and Restated Certificate of Incorporation and Restated Bylaws Provisions” which information is incorporated herein by reference. A copy of the Amended and Restated Charter is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Amended and Restated Bylaws

Upon the Closing, the Company’s bylaws were amended and restated to be consistent with the Amended and Restated Charter described above and to make certain other changes that the Board deemed appropriate for a public operating company. This summary is qualified in its entirety by reference to the text of the amended and restated bylaws, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective as of the Closing, the Board approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of the Company including the Company’s chief executive officer, chief financial officer and chief accounting officer or controller and any other persons performing similar functions.

Item 9.01	Financial Statements and Exhibits.

(c)	List of Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of August 24, 2020, by and among Gores Metropoulos, Inc., Dawn Merger Sub, Inc., Dawn Merger Sub II, LLC., and Luminar Technologies, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 24, 2020).

3.1	Second Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 8, 2020).

3.2	Amended and Restated By-Laws of the Company (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 8, 2020).

4.1	Specimen Class A Common Stock Certificate (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 8, 2020).

4.2	Warrant Agreement, dated January 31, 2019, between Continental Stock Transfer & Trust Company and Gores Metropoulos, Inc. (incorporated by reference to Exhibit 4.1 to the Company’s Report on Form 8-K, filed with the Securities and Exchange Commission on February 6, 2019).

4.3	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-1 (Registration No. 333-228739), filed with the Securities and Exchange Commission on December 11, 2018).

10.1	Amended and Restated Registration Rights Agreement, dated as of December 2, 2020, by and among the Company, Gores Metropoulos Sponsor LLC and certain other parties (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 8, 2020).

10.2	Form of Insider Letter (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 6, 2019).

10.3	Form of Primary Lock-Up Agreement (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 8, 2020).

10.4	Form of Secondary Lock-Up Agreement (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 8, 2020).

10.5	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 8, 2020).

10.6†	Luminar Technologies, Inc. Management Longer Term Equity Incentive Plan (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 8, 2020).

10.7†	Luminar Technologies, Inc. 2020 Equity Incentive Plan and related forms of award agreements (incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 8, 2020).

10.8†	Luminar Technologies, Inc. 2020 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 8, 2020).

10.9†	Luminar Technologies, Inc. Amended and Restated 2015 Stock Plan (incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 8, 2020).

10.10	Voting Agreement, dated August 24, 2020, by and between Luminar Technologies, Inc. (f/k/a Gores Metropoulos, Inc.) and Austin Russell (incorporated by reference to Annex G to the Company’s Registration Statement on Form S-4/A (Registration No. 333-248794), filed with the Securities and Exchange Commission on October 23, 2020).

16.1	Letter to the Securities and Exchange Commission from KPMG LLP, dated December 8, 2020 (incorporated by reference to Exhibit 16.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 8, 2020).

21.1	List of Subsidiaries (incorporated by reference to Exhibit 21.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 8, 2020).

99.1	Selected historical financial data of Luminar Technologies, Inc. for the nine months ended September 30, 2019 and 2020, and the years ended December 31, 2018 and 2019 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 8, 2020).

99.2	Unaudited condensed consolidated financial statements of Luminar Technologies, Inc., for the nine months ended September 30, 2020 (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 8, 2020).

99.3	Unaudited pro forma condensed consolidated combined financial information of Luminar Technologies, Inc., for the nine months ended September 30, 2020 (incorporated by reference to Exhibit 99.4 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 8, 2020).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

*

The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon its request.

†	Indicates a management contract or compensatory plan, contract or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luminar Technologies, Inc.

Date: December 8, 2020	By:	/s/ Thomas J. Fennimore
	Name:	Thomas J. Fennimore
	Title:	Chief Financial Officer and Secretary